COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, Irvin M. Henderson, hereby constitutes and appoints each of David K. Downes and Michael Malloy his true and lawful attorney, to execute in his name, place and stead, in his capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 26, 2019

/s/ Irvin M. Henderson
Irvin M. Henderson

COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, Robert Dickerson, hereby constitutes and appoints each of David K. Downes and Michael Malloy his true and lawful attorney, to execute in his name, place and stead, in his capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: September 15, 2020

/s/ Robert Dickerson
Robert Dickerson

COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, Heinz Riehl, hereby constitutes and appoints each of David K. Downes and Michael Malloy his true and lawful attorney, to execute in his name, place and stead, in his capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 26, 2019

/s/ Heinz Riehl
Heinz Riehl

COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, John E. Taylor, hereby constitutes and appoints each of David K. Downes and Michael Malloy his true and lawful attorney, to execute in his name, place and stead, in his capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 26, 2019

/s/ John E. Taylor
John E. Taylor

COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, Robert O. Lehrman, hereby constitutes and appoints each of David K. Downes and Michael Malloy his true and lawful attorney, to execute in his name, place and stead, in his capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 26, 2019

/s Robert O. Lehrman
Robert O. Lehrman

COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, Mirian Saez, hereby constitutes and appoints each of David K. Downes and Michael Malloy her true and lawful attorney, to execute in her name, place and stead, in her capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 26, 2019

/s/ Mirian Saez
Mirian Saez